POWER OF ATTORNEY

NEUBERGER BERMAN INCOME FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Michael M. Kassen, Richard M. Phillips, Arthur C. Delibert and Lori L. Schneider (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and any and all amendments thereto and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, said Registration Statement, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN INCOME FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 2nd day of May, 2002.


                        NEUBERGER BERMAN INCOME FUNDS


                        By:
                              /s/ Michael M. Kassen
                             -------------------------------
                             Michael M. Kassen
                             President
[SEAL]

ATTEST:


  /s/ Claudia A. Brandon
------------------------------
Claudia A. Brandon,
Secretary



[Signatures Continued on Next Page]

          SIGNATURE                TITLE
          ---------                -----


 /s/ John Cannon                Trustee
------------------------
John Cannon


 /s/ Faith Colish               Trustee
------------------------
Faith Colish


 /s/ Walter G. Ehlers           Trustee
------------------------
Walter G. Ehlers


 /s/ C. Anne Harvey             Trustee
------------------------
C. Anne Harvey


 /s/ Barry Hirsh                Trustee
------------------------
Barry Hirsch


 /s/ Michael M. Kassen          President and Trustee
------------------------
Michael M. Kassen


 /s/ Robert A. Kavesh           Trustee
------------------------
Robert A. Kavesh


 /s/ Howard A. Mileaf           Trustee
------------------------
Howard A. Mileaf


 /s/ Edward I. O'Brien          Trustee
------------------------
Edward I. O'Brien


 /s/ John P. Rosenthal          Trustee
------------------------
John P. Rosenthal

          SIGNATURE                TITLE
          ---------                -----


 /s/ William E. Rulon           Trustee
------------------------
William E. Rulon


 /s/ Cornelius T. Ryan          Trustee
------------------------
Cornelius T. Ryan


 /s/ Tom Decker Seip            Trustee
------------------------
Tom Decker Seip


 /s/ Candace L. Straight        Trustee
-----------------------------
Candace L. Straight

 /s/ Peter E. Sundman           Chairman of the Board, Chief
------------------------        Executive Officer, and Trustee
Peter E. Sundman

 /s/ Peter P. Trapp             Trustee
------------------------
Peter P. Trapp




                                        3